UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2023

Barings Private Credit Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-01397	86-3780522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 805-7200

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 23, 2023 (the “Closing Date”), Barings Private Credit Corporation (the “Company”) completed a $496,500,000 term debt securitization (the “2023 Debt Securitization”). Term debt securitizations are also known as a collateralized loan obligations and are a form of secured financing incurred by a subsidiary of the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements.

On the Closing Date and in connection with the 2023 Debt Securitization, Barings Private Credit Corporation CLO 2023-1 Ltd. (the “CLO Issuer”)  and Barings Private Credit CLO 2023-1, LLC (the “CLO Co-Issuer” and together with the CLO Issuer, the “Issuers”), both indirect, wholly-owned, consolidated subsidiaries of the Company, entered into a Note Purchase Agreement (the “CLO Note Purchase Agreement”) with BNP Paribas Securities Corp., as the initial purchaser (the “Initial Purchaser”), pursuant to which the Issuers agreed to sell certain of the notes and loans to the Initial Purchaser to be issued as part of the 2023 Debt Securitization pursuant to an indenture by and among the CLO Issuer, the Co-Issuer, and State Street Bank and Trust Company, as collateral trustee (the “CLO Indenture”).

The notes and loans offered in the 2023 Debt Securitization consist of $300,000,000 of AAA(sf) Class A Senior Secured Floating Rate Notes due 2031, which bear interest at the three-month secured overnight financing rate published by the Federal Reserve Bank of New York (“SOFR”) plus 2.40% (the “Class A-1 Notes”); $35,000,000 of AA(sf) Class A-2 Senior Secured Floating Rate Notes due 2031, which bear interest at the three-month SOFR plus 3.35% (the “Class A-2 Notes”); $25,000,000 of A(sf) Class B Secured Deferrable Floating Rate Notes due 2031, which bear interest at the three-month SOFR plus 4.15% (the “Class B Notes”); $22,500,000 of BBB(sf) Class C Secured Deferrable Floating Rate Notes due 2031, which bear interest at the three-month SOFR plus 6.35% (the “Class C Notes”, and, together with the Class A-1 Notes, the Class A-2 Notes and the Class B Notes, the “Secured Notes”); and $20,000,000 of AA(sf) Class A Senior Secured Floating Rate Loans maturing 2031, which bear interest at the three-month SOFR plus 3.35% (the “Class A-2 Loans” and, together with the Secured Notes, the “Secured Debt”). Additionally, on the Closing Date, the Issuers will issue $94,000,000 of Subordinated Notes due 2031 (the “Subordinated Notes”), which do not bear interest. The Secured Notes together with the Subordinated Notes are collectively referred to herein as the “Notes”, and the Secured Debt together with the Subordinated Notes are collectively referred to herein a the “Debt”.

The Class A-2 Loans were incurred under a credit agreement (the “Class A-2 Credit Agreement”), dated as of the Closing Date, by and among the CLO Issuer, as borrower, the CLO Co-Issuer, as co-borrower, various financial institutions and other persons as lenders, and State Street Bank and Trust Company, as loan agent and as collateral trustee. The 2023 Debt Securitization is backed by a diversified portfolio of middle-market commercial loans. The Debt is scheduled to mature on July 15, 2031; however the Debt may be redeemed by the Issuers, at the direction of the Company as holder of the Subordinated Notes, on any business day after July 15, 2024. The Company acts as retention holder in connection with the 2023 Debt Securitization for the purposes of satisfying certain U.S., U.K. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the Subordinated Notes. The Company has retained all of the Subordinated Notes issued in the 2023 Debt Securitization.

The CLO Issuer intends to use the proceeds from the 2023 Debt Securitization to, among other things, purchase certain loans (“Collateral Obligations”) on the Closing Date (1) from the Company pursuant to a master loan sale agreement entered into on the Closing Date (the “Loan Sale Agreement”), and (2) from BPC Funding LLC, a wholly-owned subsidiary of the Company (“BPC Funding”), pursuant to the master participation and assignment agreement entered into on the Closing Date (the “Participation Agreement”), each as described below. Following the closing of the 2023 Debt Securitization, BPC Funding intends to use proceeds from the 2023 Debt Securitization to reduce certain outstanding indebtedness under the documents governing the senior secured revolving credit facility entered into by BPC Funding, as borrower, the Company, as equity holder and as servicer, the lenders from time to time party thereto, BNP Paribas, as administrative agent, the other agents party thereto.

Under the terms of the Loan Sale Agreement that provided for the sale of Collateral Obligations to the CLO Issuer, the Company transferred to the CLO Issuer a portion of its ownership interest in the Collateral Obligations securing the 2023 Debt Securitization for the purchase price and other consideration set forth in the Loan Sale Agreement. Under the terms of the Participation Agreement, pending the settlement of the Collateral Obligations transferred to the CLO Issuer under the Loan Sale Agreement, BPC Funding granted participation interests therein to the CLO Issuer until such loans are elevated to assignment. Following these transfers, CLO Issuer, and not BPC Funding or the Company, holds all of the ownership interest in such loans and participations. The Company made customary representations, warranties and covenants in the Loan Sale Agreement.

The Secured Debt is the secured obligation of the Issuers, the Subordinated Notes are the unsecured obligations of the CLO Issuer, and the CLO Indenture and Class A-2 Credit Agreement governing the Debt include customary covenants and events of default. The Debt has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Company serves as collateral manager to the CLO Issuer under a collateral management agreement entered into on the Closing Date (the “Collateral Management Agreement”) and has agreed to irrevocably waive all collateral management fees payable pursuant to the Collateral Management Agreement.

The above description of the documentation related to the 2023 Debt Securitization and other arrangements entered into on the Closing Date contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, including the CLO Note Purchase Agreement, the CLO Indenture, the  Class A-2 Credit Agreement, the Collateral Management Agreement, the Loan Sale Agreement and the Participation Agreement, attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and each incorporated into this Current Report on Form 8-K by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Note Purchase Agreement, dated as of August 23, 2023, by and among Barings Private Credit Corporation CLO 2023-1 Ltd., as issuer, Barings Private Credit CLO 2023-1, LLC, as co-issuer and BNP Paribas Securities Corp., as initial purchaser.

10.2
Indenture, dated as of August 23, 2023, by and among Barings Private Credit Corporation CLO 2023-1 Ltd., as issuer, Barings Private Credit CLO 2023-1, LLC, as co-issuer, and State Street Bank and Trust Company, as collateral trustee.

10.3
Class A-2 Credit Agreement, dated as of August 23, 2023, by and among Barings Private Credit Corporation CLO 2023-1 Ltd., as borrower, Barings Private Credit CLO 2023-1, LLC, as co-borrower, various financial institutions and other persons as lenders, and State Street Bank and Trust Company, as loan agent and as collateral trustee.

10.4
Collateral Management Agreement, dated as of August 23, 2023, by and between Barings Private Credit Corporation CLO 2023-1 Ltd., as issuer, and Barings Private Credit Corporation, as collateral manager.

10.5	Master Loan Sale Agreement, dated as of August 23, 2023, by and between Barings Private Credit Corporation, as seller, and Barings Private Credit Corporation CLO 2023-1 Ltd., as buyer.

10.6	Master Participation and Assignment Agreement, dated as of August 23, 2023, by and between BPC Funding LLC, as seller, and Barings Private Credit Corporation CLO 2023-1 Ltd., as buyer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Private Credit Corporation

Date: August 29, 2023	By:	/s/ Elizabeth A. Murray
Elizabeth A. Murray
Chief Financial Officer and Chief Operating Officer